UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2011

Lightwave Logic, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Continental Drive, Suite 110, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: 302-356-2717

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On March 14, 2011, the registrant announced that on March 15, 2010 the registrant was presenting its new, expanded business strategy at the Roth 23rd Annual OC Growth Stock Conference. Web Access to the presentation is now available for 90 days at http://www.wsw.com/webcast/roth24/lwlg/ as well as at the registrant’s website at www.lightwavelogic.com.

On March 16, 2011, the registrant issued a press release reporting its collaboration with The University of Alabama on advanced solar energy capture initiative. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

99.1

Press Release dated March 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ James S. Marcelli

________________________________

   James S. Marcelli

Dated: March 16, 2011